 Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package

Fourth Quarter 2021

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; the continuing adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies and the financial condition and results of operations of the Company; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2021, to be filed with the Securities and Exchange Commission, or the SEC, on or about February 28, 2022 and the factors included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2021 that will be released in our Form 10-K to be filed with the SEC on or about February 28, 2022.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes REIT’s share of FFO generated by unconsolidated affiliates. FFO is a

Supplemental Definitions

widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), non-cash interest expense, non-cash compensation, depreciation of non-real estate assets, other non-cash items, and the unconsolidated real estate venture’s allocated share of these adjustments. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties. Certain prior year amounts have been updated to conform to the current year FFO, as Adjusted definition.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense, gains or losses from sales of property, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. Certain prior year amounts have been updated to conform to the current year Cash NOI definition.

Net Debt and Adjusted Net Debt. Net Debt represents our consolidated debt and our share of unconsolidated debt adjusted to exclude our share of unamortized premiums and discounts and deferred financing fees, less our share of cash and cash equivalents. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 21 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 775 North		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20006	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Emil Henry Jr.
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	Michael Ibe
Mark Bauer, EVP	Ronald Kendall, EVP	Cynthia Fisher	Tara Innes
Andrew Pulliam, EVP	Allison Marino, CAO	Scott Freeman	William Trimble III

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Jonathan Petersen / Peter Abramowitz	Michael R. Lewis	Merrill Ross
212-284-1705 / 212-336-7241	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At December 31, 2021		Earnings	Three months ended December 31, 2021	Three months ended December 31, 2020
Common shares	90,061,862		Net income available to Easterly Government Properties, Inc.	$6,889	$2,334
Unvested restricted shares	86,006		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	11,168,587		per share:
Total - fully diluted basis	101,316,455		Basic	$0.08	$0.03
			Diluted	$0.08	$0.03

Market Capitalization	At December 31, 2021		Net income	$7,781	$2,626
Price of Common Shares	$22.92		Net income, per share - fully diluted basis	$0.08	$0.03
Total equity market capitalization - fully diluted basis	$2,322,173		Funds From Operations (FFO)	$31,771	$29,692
Net Debt	1,203,692		FFO, per share - fully diluted basis	$0.33	$0.32
Total enterprise value	$3,525,865
			FFO, as Adjusted	$31,284	$27,395
			FFO, as Adjusted, per share - fully diluted basis	$0.32	$0.30
Ratios	At December 31, 2021
Net debt to total enterprise value	34.1%		Cash Available for Distribution (CAD)	$26,281	$21,205
Net debt to annualized quarterly EBITDA	7.0	x
Adjusted Net Debt to annualized quarterly pro forma EBITDA	6.7	x	Liquidity		At December 31, 2021
Cash interest coverage ratio	4.0	x	Cash and cash equivalents		$12,266
Cash fixed charge coverage ratio	3.6	x
			Available under $450 million senior unsecured revolving credit facility(1)		$435,500

(1)Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	December 31, 2021	December 31, 2020
Assets
Real estate properties, net	$2,399,188	$2,208,661
Cash and cash equivalents	11,132	8,465
Restricted cash	9,011	6,204
Tenant accounts receivable	58,733	45,077
Investment in unconsolidated real estate venture	131,840	-
Intangible assets, net	186,307	163,387
Prepaid expenses and other assets	29,901	25,746
Total assets	$2,826,112	$2,457,540

Liabilities
Revolving credit facility	14,500	79,250
Term loan facilities, net	248,579	248,966
Notes payable, net	695,589	447,171
Mortgage notes payable, net	252,421	202,871
Intangible liabilities, net	19,718	25,406
Deferred revenue	87,134	92,576
Interest rate swaps	5,700	12,781
Accounts payable, accrued expenses and other liabilities	60,890	48,549
Total liabilities	1,384,531	1,157,570

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
90,147,868 and 82,106,256 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively.	901	821
Additional paid-in capital	1,604,712	1,424,787
Retained earnings	62,023	31,965
Cumulative dividends	(379,895)	(291,652)
Accumulated other comprehensive loss	(5,072)	(11,351)
Total stockholders' equity	1,282,669	1,154,570
Non-controlling interest in Operating Partnership	158,912	145,400
Total equity	1,441,581	1,299,970
Total liabilities and equity	$2,826,112	$2,457,540

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenues
Rental income	$69,676	$62,155	$267,389	$238,131
Tenant reimbursements	1,441	2,228	5,187	4,497
Asset management income	136	-	136	-
Other income	384	820	2,148	2,450
Total revenues	71,637	65,203	274,860	245,078

Expenses
Property operating	15,115	13,944	56,693	48,430
Real estate taxes	7,964	7,143	30,429	27,125
Depreciation and amortization	23,651	23,071	91,266	93,803
Acquisition costs	451	414	1,939	2,087
Corporate general and administrative	6,053	5,065	23,522	20,630
Total expenses	53,234	49,637	203,849	192,075

Other income (expense)
Income from unconsolidated real estate venture	271	-	271	-
Interest expense, net	(10,893)	(8,945)	(38,632)	(35,480)
Gain (loss) on the sale of operating properties	-	(3,995)	1,307	(3,995)
Net income	7,781	2,626	33,957	13,528

Non-controlling interest in Operating Partnership	(892)	(292)	(3,899)	(1,567)
Net income available to Easterly Government
Properties, Inc.	$6,889	$2,334	$30,058	$11,961

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.08	$0.03	$0.35	$0.15
Diluted	$0.08	$0.03	$0.35	$0.15

Weighted-average common shares outstanding:
Basic	86,228,075	81,420,230	84,043,012	78,219,491
Diluted	86,883,770	82,017,358	84,619,390	78,791,453

Net income, per share - fully diluted basis	$0.08	$0.03	$0.36	$0.15

Weighted average common shares outstanding -
fully diluted basis	97,498,977	91,865,087	95,035,934	88,567,929

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

Net income	$7,781	$2,626	$33,957	$13,528
Depreciation and amortization	23,651	23,071	91,266	93,803
Acquisition costs	451	414	1,939	2,087
Corporate general and administrative	6,053	5,065	23,522	20,630
Interest expense	10,893	8,945	38,632	35,480
(Gain) loss on the sale of operating properties	-	3,995	(1,307)	3,995
Unconsolidated real estate venture allocated share of above adjustments	383	-	383	-
Net Operating Income	49,212	44,116	188,392	169,523
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(129)	(1,312)	(4,536)	(3,377)
Amortization of above-/below-market leases	(1,020)	(1,395)	(4,589)	(5,894)
Amortization of deferred revenue	(1,399)	(1,390)	(5,616)	(3,528)
Unconsolidated real estate venture allocated share of above adjustments	(73)	-	(73)	-
Cash Net Operating Income	$46,591	$40,019	$173,578	$156,724

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net income	$7,781	$2,626	$33,957	$13,528
Depreciation and amortization	23,651	23,071	91,266	93,803
Interest expense	10,893	8,945	38,632	35,480
Tax expense	128	155	525	460
(Gain) loss on the sale of operating properties	-	3,995	(1,307)	3,995
Unconsolidated real estate venture allocated share of above adjustments	381	-	381	-
EBITDA	$42,834	$38,792	$163,454	$147,266

Pro forma adjustments(1)	1,553
Pro forma EBITDA	$44,387

Net income	$7,781	$2,626	$33,957	$13,528
Depreciation of real estate assets	23,628	23,071	91,189	93,803
(Gain) loss on the sale of operating properties	-	3,995	(1,307)	3,995
Unconsolidated real estate venture allocated share of above adjustments	362	-	362	-
FFO	$31,771	$29,692	$124,201	$111,326
Adjustments to FFO:
Acquisition costs	451	414	1,939	2,087
Straight-line rent and other non-cash adjustments	(100)	(1,326)	(4,417)	(3,432)
Amortization of above-/below-market leases	(1,020)	(1,395)	(4,589)	(5,894)
Amortization of deferred revenue	(1,399)	(1,390)	(5,616)	(3,528)
Non-cash interest expense	262	363	1,369	1,441
Non-cash compensation	1,350	1,037	5,050	4,093
Depreciation of non-real estate assets	23	-	77	-
Unconsolidated real estate venture allocated share of above adjustments	(54)	-	(54)	-
FFO, as Adjusted	$31,284	$27,395	$117,960	$106,093

FFO, per share - fully diluted basis	$0.33	$0.32	$1.31	$1.26
FFO, as Adjusted, per share - fully diluted basis	$0.32	$0.30	$1.24	$1.20

FFO, as Adjusted	$31,284	$27,395	$117,960	$106,093
Acquisition costs	(451)	(414)	(1,939)	(2,087)
Principal amortization	(1,285)	(929)	(4,233)	(3,564)
Maintenance capital expenditures	(2,976)	(2,967)	(9,281)	(7,851)
Contractual tenant improvements	(291)	(1,880)	(2,459)	(3,188)
Unconsolidated real estate venture allocated share of above adjustments	-	-	-	-
Cash Available for Distribution (CAD)	$26,281	$21,205	$100,048	$89,403

Weighted average common shares outstanding - fully diluted basis	97,498,977	91,865,087	95,035,934	88,567,929

(1)Pro forma assuming a full quarter of operations from the six properties acquired in the fourth quarter of 2021.

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	12/31/2021	12/31/2021
Real estate properties - net	$200,996	$106,528
Total assets	254,951	135,124
Total liabilities	6,904	3,659
Total stockholders’ equity	$248,047	$131,465
Basis difference(1)	-	375
Total equity	$248,047	$131,840

Income Statement Information	Three Months Ended	Easterly's Share(2)	Twelve Months Ended	Easterly's Share(2)
	12/31/2021	12/31/2021	12/31/2021	12/31/2021
Revenues
Rental income	$1,864	$988	$1,864	$988
Total revenues	1,864	988	1,864	988
Operating expenses
Property operating	306	163	306	163
Real estate taxes	187	99	187	99
Depreciation and amortization	683	362	683	362
Asset management fees	136	72	136	72
Corporate general and administrative	4	2	4	2
Total expenses	1,316	698	1,316	698

Other expenses
Interest expense - net	(36)	(19)	(36)	(19)
Net income	$512	$271	$512	$271

Depreciation and amortization	683	362	683	362
Interest expense - net	36	19	36	19
EBITDA	$1,231	$652	$1,231	$652

Net income	$512	$271	$512	$271
Depreciation and amortization	683	362	683	362
FFO	$1,195	$633	$1,195	$633
Adjustments to FFO:
Straight-line rent and other non-cash adjustments	(138)	(73)	(138)	(73)
Non-cash interest expense	36	19	36	19
FFO, as Adjusted	$1,093	$579	$1,093	$579
Cash Available for Distribution (CAD)	$1,093	$579	$1,093	$579

(1)This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2)We own 53.0% of the properties through the unconsolidated joint venture.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	December 31, 2021 Interest Rate	December 31, 2021 Balance(1)	December 31, 2021 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	23-Jul-25(2)	LIBOR + 120bps	$14,500	1.2%
2016 Term Loan facility	29-Mar-24	2.62%(3)	100,000	8.2%
2018 Term Loan facility	23-Jul-26	3.91%(4)	150,000	12.3%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	7.8%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	4.1%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.5%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	7.0%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	8.2%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	7.4%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	4.1%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	16.4%
Total unsecured debt	7.3 years	3.48%	$964,500	79.2%
	(wtd-avg maturity)	(wtd-avg rate)
Secured mortgage debt
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	$15,700	1.3%
VA - Golden	1-Apr-24	5.00%	8,832	0.7%
MEPCOM - Jacksonville	14-Oct-25	4.41%	6,764	0.6%
USFS II - Albuquerque	14-Jul-26	4.46%	15,135	1.2%
ICE - Charleston	15-Jan-27	4.21%	14,824	1.2%
VA - Loma Linda	6-Jul-27	3.59%	127,500	10.5%
CBP - Savannah	10-Jul-33	3.40%	11,203	1.0%
USCIS - Kansas City	6-Aug-24	3.68%	51,500	4.3%
Total secured mortgage debt	4.7 years	3.64%	$251,458	20.8%
	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	December 31, 2021		December 31, 2021
Variable rate debt - unhedged	$30,200	% Variable rate debt - unhedged	2.5%
Fixed rate debt	1,185,758	% Fixed rate debt	97.5%
Total Debt(1)	$1,215,958
Less: cash and cash equivalents	(12,266)	Weighted average maturity	6.7 years
Net Debt	$1,203,692	Weighted average interest rate	3.5%
Less: adjustment for development projects(5)	(11,888)
Adjusted Net Debt	$1,191,804

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3)Calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.62% annually based on the Company’s current consolidated leverage ratio.

(4)Calculated based on four interest rate swaps with an aggregate notional value of $150.0 million, which effectively fix the interest rate at 3.91% annually based on the Company’s current consolidated leverage ratio. The four interest rate swaps mature on June 19, 2023, which is not coterminous with the maturity date of 2018 term loan facility.

(5)See definition of Adjusted Net Debt on Page 4.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2022	5,297	-	-	5,297	0.4%	-
2023	5,585	15,700	-	21,285	1.8%	1.60%
2024	5,731	59,895	100,000	165,626	13.6%	3.09%
2025	5,633	1,917	14,500	22,050	1.8%	2.30%
2026	3,686	6,368	150,000	160,054	13.2%	3.96%
2027	1,093	134,640	95,000	230,733	19.0%	3.81%
2028	983	-	50,000	50,983	4.2%	2.62%
2029	1,016	-	135,000	136,016	11.2%	3.89%
2030	1,049	-	200,000	201,049	16.5%	2.89%
2031	1,081	-	100,000	101,081	8.3%	3.83%
2032	1,116	-	30,000	31,116	2.6%	4.30%
2033	668	-	-	668	0.1%	-
2034	-	-	90,000	90,000	7.3%	3.98%
Total	$32,938	$218,520	$964,500	$1,215,958	100.0%

Leased Operating Property Overview (As of December 31, 2021, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,475,739	5.8%	50.29
USCIS - Kansas City	Lee's Summit, MO	Office	2024 – 2042(6)	1969 / 1999	489,316	11,941,566	4.1%	24.40
JSC - Suffolk	Suffolk, VA	Office	2028(1)	1993 / 2004	403,737	8,176,525	2.8%	20.25
Various GSA - Buffalo	Buffalo, NY	Office	2025 - 2039	2004	270,809	7,648,539	2.7%	28.24
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	7,145,409	2.5%	39.59
Various GSA - Chicago	Des Plaines, IL	Office	2023	1971 / 1999	202,185	6,812,395	2.4%	33.69
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,754,537	2.3%	39.84
Various GSA - Portland	Portland, OR	Office	2022 - 2028(2)	2002	211,156	6,513,501	2.3%	30.85
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	6,194,392	2.1%	32.51
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,691,567	2.0%	63.18
EPA - Lenexa	Lenexa, KS	Office	2027(1)	2007 / 2012	169,585	5,603,246	1.9%	33.04
FBI - San Antonio	San Antonio, TX	Office	2025	2007	148,584	5,189,747	1.8%	34.93
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,667,346	1.6%	67.04
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,611,427	1.6%	21.92
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,391,661	1.5%	39.14
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,246,867	1.5%	23.27
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	4,239,671	1.5%	58.90
FBI / DEA - El Paso	El Paso, TX	Office/Warehouse	2028	1998 - 2005	203,683	4,125,896	1.4%	20.26
VA - South Bend	Mishawaka, IN	Outpatient Clinic	2032	2017	86,363	4,040,952	1.4%	46.79
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	3,966,224	1.4%	66.45
ICE - Charleston	North Charleston, SC	Office	2022 / 2027	1994 / 2012	86,733	3,953,386	1.4%	45.58
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,808,042	1.3%	27.66
DOI - Billings	Billings, MT	Office/Warehouse	2033	2013	149,110	3,765,800	1.3%	25.26
FBI - Birmingham	Birmingham, AL	Office	2022	2005	96,278	3,683,969	1.3%	38.26
FBI - New Orleans	New Orleans, LA	Office	2029(3)	1999 / 2006	137,679	3,678,345	1.3%	26.72
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,672,014	1.3%	36.70
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,671,706	1.3%	46.35
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,579,203	1.2%	29.28
FBI - Knoxville	Knoxville, TN	Office	2025	2010	99,130	3,502,994	1.2%	35.34
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,299,969	1.1%	63.89
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	3,191,457	1.1%	33.04
USFS II - Albuquerque	Albuquerque, NM	Office	2026(1)	2011	98,720	3,141,254	1.1%	31.82
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,067,840	1.1%	58.67
FDA - College Park	College Park, MD	Laboratory	2029	2004	80,677	3,060,351	1.1%	37.93
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,038,090	1.1%	45.47
OSHA - Sandy	Sandy, UT	Laboratory	2024(4)	2003	75,000	3,010,443	1.0%	40.14
USFS I - Albuquerque	Albuquerque, NM	Office	2026	2006	92,455	3,001,356	1.0%	32.46
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,924,741	1.0%	51.92

Leased Operating Property Overview (Cont.) (As of December 31, 2021, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
VA - Midwest	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,906,917	1.0%	36.34
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,770,865	1.0%	54.35
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,750,354	1.0%	38.68
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,719,397	0.9%	30.26
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,701,669	0.9%	62.33
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,693,509	0.9%	63.41
FBI - Mobile	Mobile, AL	Office	2029(1)	2001	76,112	2,686,615	0.9%	35.30
SSA - Charleston	Charleston, WV	Office	2024(1)	1959 / 2000	110,000	2,636,622	0.9%	23.97
FBI - Albany	Albany, NY	Office	2036	1998	69,476	2,607,279	0.9%	37.53
DEA - Sterling	Sterling, VA	Laboratory	2036	2001	49,692	2,575,432	0.9%	51.83
USAO - Louisville	Louisville, KY	Office	2031	2011	60,000	2,485,530	0.9%	41.43
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,451,575	0.9%	29.30
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,356,701	0.8%	47.40
DHA - Aurora	Aurora, CO	Office	2034	1998 / 2018	101,285	2,340,113	0.8%	23.10
JUD - Charleston	Charleston, SC	Courthouse/Office	2040	1999	52,339	2,333,282	0.8%	44.58
FBI - Little Rock	Little Rock, AR	Office	2021	2001	102,377	2,314,757	0.8%	22.61
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040	1981 / 2021	61,384	2,229,156	0.8%	36.31
DEA - Dallas	Dallas, TX	Office	2041	2001	71,827	2,217,390	0.8%	30.87
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,215,576	0.8%	73.85
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,191,933	0.8%	62.63
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,126,332	0.7%	18.39
NWS - Kansas City	Kansas City, MO	Office	2033(1)	1998 / 2020	94,378	2,096,067	0.7%	22.21
JUD - Jackson	Jackson, TN	Courthouse/Office	2023(1)	1998	73,397	2,072,436	0.7%	28.24
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	1,900,432	0.7%	47.62
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,829,707	0.6%	29.15
ICE - Otay	San Diego, CA	Office	2022 - 2027	2001	49,457	1,783,700	0.6%	36.07
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,735,882	0.6%	30.59
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,696,681	0.6%	44.68
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,649,287	0.6%	49.98
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,629,293	0.6%	27.36
DEA - Birmingham	Birmingham, AL	Office	2021	2005	35,616	1,590,101	0.6%	44.65
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,505,577	0.5%	32.05
GSA - Clarksburg	Clarksburg, WV	Office	2024(1)	1999	63,750	1,472,868	0.5%	23.10
USAO - Springfield	Springfield, IL	Office	2038	2002	43,600	1,408,623	0.5%	32.31
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	1,407,360	0.5%	14.40
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,360,824	0.5%	42.56

Leased Operating Property Overview (Cont.) (As of December 31, 2021, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,260,039	0.4%	36.68
SSA - Dallas	Dallas, TX	Office	2035	2005	27,200	1,036,871	0.4%	38.12
HRSA - Baton Rouge	Baton Rouge, LA	Office	2040	1981 / 2020	27,569	850,262	0.3%	30.84
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	805,437	0.3%	26.74
VA - Baton Rouge	Baton Rouge, LA	Outpatient Clinic	2024	2004	30,000	804,727	0.3%	26.82
ICE - Pittsburgh	Pittsburgh, PA	Office	2023 / 2032(5)	2004	25,245	803,823	0.3%	31.84
ICE - Louisville	Louisville, KY	Office	2021	2011	17,420	716,334	0.2%	41.12
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	543,353	0.2%	33.75
SSA - San Diego	San Diego, CA	Office	2032	2003	10,059	431,929	0.1%	42.94
DEA - Bakersfield	Bakersfield, CA	Office	2038	2000	9,800	389,559	0.1%	39.75
Subtotal					8,029,700	$274,580,343	95.4%	$34.20
Wholly Owned Privately Leased Properties
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028(4)	2013	70,078	401,112	0.1%	5.72
Subtotal					70,078	$401,112	0.1%	$5.72
Wholly Owned Properties Total / Weighted Average					8,099,778	$274,981,455	95.5%	$33.95
Unconsolidated Real Estate Venture U.S. Government Leased Properties
VA – Chattanooga(7)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,154,710	1.4%	43.93
VA - Lubbock(7)(8)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	3,939,176	1.4%	32.58
VA - San Antonio(7)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	3,787,369	1.3%	16.75
VA - Lenexa(7)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,277,946	0.4%	41.14
Subtotal					472,692	$13,159,201	4.5%	$27.84
Total / Weighted Average					8,572,470	$288,140,656	100.0%	$33.61

Total / Weighted Average at Easterly’s Share					8,350,304	$281,955,831		$33.77

(1)Lease contains one five-year renewal option.

(2)37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2024 and contains two five-year renewal options. 10,299 square feet leased to three private tenants will expire between 2022-2025 and all contain one five-year renewal option. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2023 and contains two five-year renewal options.

(3)Lease contains one ten-year renewal option.

(4)Lease contains two five-year renewal options.

(5)21,391 square feet leased to the U.S. Immigration and Customs Enforcement ("ICE") will expire on February 28, 2022 and contains one three-year renewal option.

(6)316,318 square feet leased to U.S. Citizenship and Immigration Services (“USCIS”) will expire on February 19, 2042 and contains two five-year renewal options.

(7)We own 53.0% of the property through an unconsolidated joint venture.

(8)Asset is subject to a ground lease where we are the lessee.

Tenants (As of December 31, 2021, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	15.2	1,539,658	18.1%	$59,065,877	20.6%
Federal Bureau of Investigation ("FBI")	6.6	1,363,720	15.9%	44,995,776	15.6%
Drug Enforcement Administration ("DEA")	10.1	601,497	7.0%	26,105,030	9.1%
U.S. Citizenship and Immigration Services ("USCIS")	14.8	520,807	6.1%	14,885,579	5.2%
Judiciary of the U.S. ("JUD")	6.4	336,059	3.9%	12,137,798	4.2%
Food and Drug Administration ("FDA")	14.1	209,991	2.4%	11,693,921	4.1%
Immigration and Customs Enforcement ("ICE")	5.2	245,770	2.9%	9,960,991	3.5%
Environmental Protection Agency ("EPA")	4.5	241,564	2.8%	9,842,917	3.4%
Internal Revenue Service ("IRS")	11.6	233,387	2.7%	8,568,871	3.0%
U.S. Joint Staff Command ("JSC")	6.4	403,737	4.7%	8,176,525	2.8%
Bureau of the Fiscal Service ("BFS")	15.7	266,176	3.1%	6,698,442	2.3%
Federal Aviation Administration ("FAA")	1.8	194,540	2.3%	6,547,118	2.3%
Patent and Trademark Office ("PTO")	13.0	190,546	2.2%	6,194,392	2.1%
U.S. Forest Service ("USFS")	4.4	191,175	2.2%	6,142,610	2.1%
Social Security Administration ("SSA")	4.7	189,276	2.2%	5,076,177	1.8%
Federal Emergency Management Agency ("FEMA")	16.8	210,373	2.5%	4,611,427	1.6%
U.S. Attorney Office ("USAO")	12.0	110,008	1.3%	4,042,192	1.4%
Customs and Border Protection ("CBP")	9.3	68,000	0.8%	3,841,220	1.3%
Department of Transportation ("DOT")	2.6	129,659	1.5%	3,830,603	1.3%
Occupational Safety and Health Administration ("OSHA")	2.1	75,000	0.9%	3,010,443	1.0%
Defense Health Agency ("DHA")	12.3	101,285	1.2%	2,340,113	0.8%
Department of Energy ("DOE")	7.6	120,496	1.4%	2,246,152	0.8%
Military Entrance Processing Command ("MEPCOM")	3.7	30,000	0.3%	2,215,576	0.8%
U.S. Department of Agriculture ("USDA")	5.6	69,440	0.8%	2,153,619	0.7%
National Weather Service ("NWS")	12.0	94,378	1.1%	2,096,067	0.7%
Bureau of Indian Affairs ("BIA")	10.5	78,184	0.9%	2,034,978	0.7%
National Park Service ("NPS")	2.5	62,772	0.7%	1,829,707	0.6%
Bureau of Reclamation ("BOR")	11.3	69,518	0.8%	1,755,690	0.6%
General Services Administration - Other	3.7	54,803	0.6%	1,710,704	0.6%

Tenants (Cont.) (As of December 31, 2021, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
U.S. Coast Guard ("USCG")	6.0	59,547	0.7%	1,629,293	0.6%
Small Business Administration ("SBA")	15.7	42,835	0.5%	1,308,347	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	6.1	33,403	0.4%	1,229,686	0.4%
U.S. Army Corps of Engineers ("ACOE")	3.1	39,320	0.5%	1,098,843	0.4%
Health Resources and Services Administration ("HRSA")	18.6	27,569	0.3%	850,262	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	3.6	21,342	0.2%	798,980	0.3%
Office of the Field Solicitor ("OFC")	11.3	4,526	0.1%	114,305	0.0%
Office of the Special Trustee for American Indians ("OST")	11.3	3,359	0.0%	84,832	0.0%
U.S. Marshals Service ("USMS")	5.1	1,054	0.0%	48,555	0.0%
Department of Labor ("DOL")	2.1	1,004	0.0%	23,193	0.0%
U.S. Probation Office ("USPO")	2.1	452	0.0%	10,450	0.0%
Subtotal	9.9	8,236,230	96.0%	$281,007,261	97.5%

Private Tenants
Other Private Tenants	3.3	80,438	0.9%	$1,981,831	0.7%
CVS Health	3.4	60,324	0.7%	1,378,700	0.5%
ExamOne	2.4	50,105	0.6%	1,026,876	0.4%
St. Luke's Health System	5.0	32,043	0.4%	922,213	0.3%
Providence Health & Services	3.7	21,643	0.3%	725,322	0.3%
We Are Sharing Hope SC	0.2	21,609	0.3%	697,341	0.2%
Lummus Corporation	6.6	70,078	0.8%	401,112	0.1%
Subtotal	3.9	336,240	4.0%	$7,133,395	2.5%

Total / Weighted Average	9.7	8,572,470	100.0%	$288,140,656	100.0%

(1)Weighted based on leased square feet.

Lease Expirations (As of December 31, 2021, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2021	4	205,136	2.4%	$6,977,893	2.4%	$34.02
2022	5	160,772	1.9%	5,918,964	2.1%	36.82
2023	11	395,208	4.6%	14,641,597	5.1%	37.05
2024	13	807,829	9.4%	24,572,843	8.5%	30.42
2025	16	680,041	7.9%	22,821,844	7.9%	33.56
2026	6	295,783	3.5%	9,237,623	3.2%	31.23
2027	7	502,963	5.9%	17,967,789	6.2%	35.72
2028	9	794,819	9.3%	16,887,019	5.9%	21.25
2029	5	493,794	5.8%	14,003,218	4.9%	28.36
2030	0	-	0.0%	-	0.0%	-
2031	2	100,502	1.2%	4,001,598	1.4%	39.82
Thereafter	47	4,135,623	48.1%	151,110,268	52.4%	36.54
Total / Weighted Average	125	8,572,470	100.0%	$288,140,656	100.0%	$33.61

Summary of Re/Development Projects (As of December 31, 2021, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Total Lump-Sum Reimbursement	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	$-	$-	$-	-	-

Projects in Design(2)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Cost to Date	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-Year	$29,721	2Q 2024	2Q 2024
Total			162,000		$29,721

Projects Previously Completed with Outstanding Lump-Sum Reimbursements
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(3)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1)Includes properties under construction for which design is complete.

(2)Includes projects in the design phase for which project scope is not fully determined.

(3)Includes reimbursement of lump-sum tenant improvement costs and development fees.